                                                     [JANUS LOGO]

                         Janus Equity Funds

                                       PROSPECTUS
                                       FEBRUARY 17, 1999 AS SUPPLEMENTED
                                       APRIL 16, 1999
                                       Janus Fund
                                       Janus Enterprise Fund
                                       Janus Mercury Fund
                                       Janus Olympus Fund
                                       Janus Special Situations Fund
                                       Janus Global Life Sciences Fund
                                       Janus Global Technology Fund
                                       Janus Worldwide Fund
                                       Janus Balanced Fund
                                       Janus Equity Income Fund
                                       Janus Growth and Income Fund

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth funds.................................    2
                   Combination funds............................   11
                   Fees and expenses............................   16
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Growth funds.................................   18
                   Combination funds............................   24
                   General portfolio policies...................   27
                   Risks........................................   30
                SHAREHOLDER'S MANUAL
                   Minimum investments..........................   39
                   Types of account ownership...................   39
                   How to open your Janus account...............   41
                   How to purchase shares.......................   42
                   How to exchange shares.......................   44
                   How to redeem shares.........................   46
                   Shareholder services and account policies....   51
                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   55
                   Investment personnel.........................   56
                OTHER INFORMATION............... ...............   60
                DISTRIBUTIONS AND TAXES
                   Distributions................................   61
                   Taxes........................................   63
                FINANCIAL HIGHLIGHTS.............. .............   65
                GLOSSARY
                   Glossary of investment terms.................   75


                                                            Table of contents  1

Risk return summary

GROWTH FUNDS

               The Growth Funds are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH FUNDS?

--------------------------------------------------------------------------------

               DOMESTIC GROWTH FUNDS

               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND AND JANUS OLYMPUS
                 FUND seek long-term growth of capital.

               - JANUS SPECIAL SITUATIONS FUND seeks capital appreciation.

               GLOBAL GROWTH FUNDS

               - JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY
                 FUND seek long-term growth of capital.

               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change to a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a significant portion of a Fund's assets may be in cash or similar investments.

 2 Janus Equity Funds

               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS SPECIAL SITUATIONS FUND invests primarily in common stocks selected for their capital appreciation potential. The Fund emphasizes stocks of "special situation" companies that the portfolio manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development. The portfolio manager pays particular attention to companies that he thinks have high free cash flows.

               JANUS GLOBAL LIFE SCIENCES FUND invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

                                                          Risk return summary  3

               JANUS GLOBAL TECHNOLOGY FUND invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology.

               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. If you are considering investing in any of the Growth Funds, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you would get back less money.

               JANUS SPECIAL SITUATIONS FUND emphasizes investments in special situation companies which may not appreciate if an anticipated development does not occur or attract the anticipated attention. See "What is a 'special situation'?" on page 21 for an explanation of what the portfolio manager may consider a special situation.

               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a

 4 Janus Equity Funds
               life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

               JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND AND JANUS WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

               JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL SITUATIONS FUND, JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY FUND are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.

                                                          Risk return summary  5

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information illustrates how each of the Growth Fund's performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

 6 Janus Equity Funds

                JANUS FUND

A BAR CHART showing Annual Total Returns for Janus Fund from 1989 through 1998:

          Annual returns for periods ended 12/31
          46.32%  (0.74%)   42.80%    6.87%   10.92%  (1.10%)   29.43%  19.61%   22.72%   38.89%
           1989     1990     1991     1992     1993     1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  28.44%  Worst Quarter: 3rd-1990 (13.91%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                Since Inception
                                                 1 year   5 years   10 years       (2/5/70)
                Janus Fund                       38.89%   21.15%     20.43%         17.59%
                S&P 500 Index*                   28.74%   24.08%     19.20%         13.83%
                                             ---------------------------------------------------

                * The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

                JANUS ENTERPRISE FUND

A BAR CHART showing Annual Total Returns for Janus Enterprise Fund from 1993 through 1998:

          Annual returns for periods ended 12/31
                                              15.64%   8.92%    27.25%  11.65%   10.82%   33.75%
                                               1993     1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  34.15%  Worst Quarter: 3rd-1998 (14.63%)


                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                            Since Inception
                                                         1 year   5 years      (9/1/92)
                Janus Enterprise Fund                    33.75%   18.06%        21.54%
                S&P MidCap 400 Index+                    18.25%   18.67%        19.19%
                                                    ----------------------------------------

               + The S&P MidCap 400 Index is an unmanaged group of 400
                 domestic stocks chosen for their market size, liquidity and industry group representation.

                                                          Risk return summary  7

                JANUS MERCURY FUND

A BAR CHART showing Annual Total Returns for Janus Mercury Fund from 1994 through 1998:

          Annual returns for periods ended 12/31
                                                       15.86%   33.01%  17.67%   11.88%   58.41%
                                                        1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  30.04%  Worst Quarter: 3rd-1998 (6.94%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                           Since Inception
                                                        1 year   5 years      (5/3/93)
                Janus Mercury Fund                      58.41%   26.30%        26.86%
                S&P 500 Index*                          28.74%   24.08%        22.64%
                                                        -----------------------------------

               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                JANUS OLYMPUS FUND

A BAR CHART showing Annual Total Returns for Janus Olympus Fund from 1996 through 1998:

          Annual returns for periods ended 12/31
                                                                        21.73%   26.73%   56.97%
                                                                          1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  32.66%  Worst Quarter: 3rd-1998 (7.93%)

                          Average annual total return for periods ended 12/31/98
                         -------------------------------------------------------

                                                                          Since Inception
                                                                 1 year     (12/29/95)
                Janus Olympus Fund                               56.97%       34.28%
                S&P 500 Index+                                   28.74%       28.27%
                                                                 -------------------------

               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 8 Janus Equity Funds

                JANUS SPECIAL SITUATIONS FUND

A BAR CHART showing Annual Total Returns for Janus Special Situations Fund from 1997 through 1998:

          Annual returns for periods ended 12/31
                                                                                 46.04%   25.31%
                                                                                   1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  28.53%  Worst Quarter: 3rd-1998 (19.55%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                          Since Inception
                                                                 1 year     (12/31/96)
                Janus Special Situations Fund                    25.31%       35.28%
                S&P 500 Index*                                   28.74%       31.03%
                                                                 -------------------------

               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                JANUS WORLDWIDE FUND

A BAR CHART showing Annual Total Returns for Janus Worldwide Fund from 1992 through 1998:

          Annual returns for periods ended 12/31
                                      9.01%   28.41%   3.61%    21.90%  26.40%   20.48%   25.87%
                                      1992     1993     1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  20.24%  Worst Quarter: 3rd-1998 (16.10%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                           Since Inception
                                                        1 year   5 years      (5/15/91)
                Janus Worldwide Fund                    25.87%   19.34%        20.72%
                Morgan Stanley International Worldwide
                  Index*                                24.34%   15.68%        13.22%
                                                        -----------------------------------

               * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 developed and emerging markets.

                                                          Risk return summary  9

               Since Janus Global Life Sciences Fund and Janus Global Technology Fund did not commence operations until December 31, 1998, there is no performance shown.

               The Growth Funds' past performance does not necessarily indicate how they will perform in the future.

 10 Janus Equity Funds

COMBINATION FUNDS

               The Combination Funds are designed for investors who primarily seek growth of capital with varying degrees of emphasis on income. These Funds are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE COMBINATION FUNDS?

--------------------------------------------------------------------------------

               - JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

               - JANUS EQUITY INCOME FUND seeks current income and long-term growth of capital.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change to a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE COMBINATION FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for equity and income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Fund's assets may be in cash or similar investments.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income securities.

                                                         Risk return summary  11

               JANUS EQUITY INCOME FUND normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. Normally, it invests at least 65% of its assets in income-producing equity securities.

               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE COMBINATION FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. If you are considering investing in any of the Combination Funds, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's NAV will also decrease, which means if you sell your shares in a Fund you would get back less money.

               The income component of the Funds' portfolios includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

 12 Janus Equity Funds

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information illustrates how each Combination Fund's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the period indicated to a broad-based securities market index.

                                                         Risk return summary  13

                JANUS BALANCED FUND

A BAR CHART showing Annual Total Returns for Janus Balanced Fund from 1993 through 1998:

          Annual returns for periods ended 12/31
                                              10.56%   0.02%    27.31%  15.30%   21.81%   31.20%
                                               1993     1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  18.75%  Worst Quarter: 3rd-1998 (4.49%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                            Since Inception
                                                         1 year   5 years      (9/1/92)
                Janus Balanced Fund                      31.20%    18.60%        18.43%
                S&P 500 Index*                           28.74%    24.08%        21.54%
                Lehman Brothers Gov't/Corp Bond Index+    9.47%     7.30%         7.73%
                                                          ----------------------------------

               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.
               + Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                JANUS EQUITY INCOME FUND

A BAR CHART showing Annual Total Returns for Janus Equity Income Fund from 1997 through 1998:

          Annual returns for periods ended 12/31
                                                                                 31.08%   40.05%
                                                                                   1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  26.34%  Worst Quarter: 3rd-1998 (8.06%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                           Since Inception
                                                                  1 year      (6/28/96)
                Janus Equity Income Fund                          40.05%        35.11%
                S&P 500 Index++                                   28.74%        29.74%
                                                                   -----------------------

               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

 14 Janus Equity Funds

                JANUS GROWTH AND INCOME FUND

A BAR CHART showing Annual Total Returns for Janus Growth and Income Fund from 1992 through 1998:

          Annual returns for periods ended 12/31
                                      5.35%   6.70%   (4.87%)   36.35%  26.03%   34.66%   34.87%
                                      1992     1993     1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

          Best Quarter: 4th-1998  21.49%  Worst Quarter: 3rd-1998 (8.97%)

                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                           Since Inception
                                                        1 year   5 years      (5/15/91)
                Janus Growth and Income Fund            34.87%   24.31%        22.08%
                S&P 500 Index*                          28.74%   24.08%        20.00%
                                                        -----------------------------------

               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

               The Combination Funds' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk return summary  15

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 16 Janus Equity Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 1998.

                                             Management     Other        Total Annual Fund
                                                Fee        Expenses     Operating Expenses
    Janus Fund                                 0.65%        0.22%              0.87%
    Janus Enterprise Fund                      0.72%        0.36%              1.08%
    Janus Mercury Fund                         0.67%        0.30%              0.97%
    Janus Olympus Fund                         0.70%        0.31%              1.01%
    Janus Special Situations Fund              0.70%        0.38%              1.08%
    Janus Global Life Sciences Fund            0.75%        0.50%(1)           1.25%
    Janus Global Technology Fund               0.75%        0.50%(1)           1.25%
    Janus Worldwide Fund                       0.65%        0.27%              0.92%
    Janus Balanced Fund                        0.72%        0.31%              1.03%
    Janus Equity Income Fund                   0.75%        0.46%              1.21%
    Janus Growth and Income Fund               0.67%        0.29%              0.96%

--------------------------------------------------------------------------------
   (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year     3 Years    5 Years    10 Years
                                              ----------------------------------------
    Janus Fund                                $ 89       $278       $482       $1,073
    Janus Enterprise Fund                     $110       $343       $595       $1,317
    Janus Mercury Fund                        $ 99       $309       $536       $1,190
    Janus Olympus Fund                        $103       $322       $558       $1,236
    Janus Special Situations Fund             $110       $343       $595       $1,317
    Janus Global Life Sciences Fund           $127       $397        N/A          N/A
    Janus Global Technology Fund              $127       $397        N/A          N/A
    Janus Worldwide Fund                      $ 94       $293       $509       $1,131
    Janus Balanced Fund                       $105       $328       $569       $1,259
    Janus Equity Income Fund                  $123       $384       $665       $1,466
    Janus Growth and Income Fund              $ 98       $306       $531       $1,178

                                                         Risk return summary  17

Investment objectives, principal
           investment strategies
           and risks

GROWTH FUNDS

               This section takes a closer look at the investment objectives of each of the Growth Funds, their principal investment strategies and certain risks of investing in the Growth Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 30-34 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC GROWTH FUNDS

               JANUS FUND
               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND
               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.

               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for

 18 Janus Equity Funds
               their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS SPECIAL SITUATIONS FUND
               Janus Special Situations Fund seeks capital appreciation. It pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund emphasizes stocks of "special situation" companies that the portfolio manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development. The portfolio manager pays particular attention to companies that he thinks may have high free cash flows.

GLOBAL GROWTH FUNDS

               JANUS GLOBAL LIFE SCIENCES FUND
               Janus Global Life Sciences Fund seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

            Investment objectives, principal investment strategies and risks  19

               JANUS GLOBAL TECHNOLOGY FUND
               Janus Global Technology Fund seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

               JANUS WORLDWIDE FUND
               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

 20 Janus Equity Funds

The following questions and answers are designed to help you better understand the Growth Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

               Each Fund may invest in special situations. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing

            Investment objectives, principal investment strategies and risks  21 capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or
               (iv) significant changes in cost structure. As noted previously, Janus Special Situations Fund emphasizes this type of strategy.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Growth Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.

5. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical

 22 Janus Equity Funds
               diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

6. HOW DOES JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY DIFFER FROM THAT OF JANUS GLOBAL LIFE SCIENCES FUND?

               Unlike Janus Global Life Sciences Fund, Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/ defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

            Investment objectives, principal investment strategies and risks  23

COMBINATION FUNDS

               This section takes a closer look at the investment objectives of each of the Combination Funds, their principal investment strategies and certain risks of investing in the Combination Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 30-34 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income securities.

               JANUS EQUITY INCOME FUND
               Janus Equity Income Fund seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stocks, and growth potential is a significant investment consideration. The Fund tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and

 24 Janus Equity Funds
               at least 25% of its assets in securities the portfolio manager believes have income potential. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

The following questions and answers are designed to help you better understand the Combination Funds' principal investment strategies.

1. HOW DO THE COMBINATION FUNDS DIFFER FROM EACH OTHER?

               Janus Growth and Income Fund places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than the other Combination Funds. Although Janus Equity Income Fund invests substantially all of its assets in common stocks, it emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Janus Growth and Income Fund, as discussed in more detail below. Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be the least volatile of the Combination Funds.

2. HOW DOES JANUS EQUITY INCOME FUND TRY TO LIMIT PORTFOLIO VOLATILITY?

               Janus Equity Income Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500 Index. The lower volatility sought by this Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Janus Equity Income Fund may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Fund's securities and may hold securities selected solely for their growth potential.

            Investment objectives, principal investment strategies and risks  25

3. HOW ARE COMMON STOCKS SELECTED FOR THE COMBINATION FUNDS IN COMPARISON TO THE GROWTH FUNDS?

               Because income is a part of the investment objective of the Combination Funds, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for these Funds.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE COMBINATION FUNDS' PORTFOLIOS?

               The growth component of the Combination Funds' portfolios is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The income component of Janus Balanced Fund and Janus Growth and Income Fund will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 26 Janus Equity Funds

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.

               When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

            Investment objectives, principal investment strategies and risks  27

               OTHER TYPES OF INVESTMENTS
               The Growth Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Combination Funds also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Funds may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk securities (less than 35% of each Fund's assets)

               - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               The Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities

 28 Janus Equity Funds
               include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Janus Global Technology Fund may invest in companies with relatively short product cycles, for example, 6 to 9 months. Consequently, its portfolio turnover may be more frequent than other growth funds. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

            Investment objectives, principal investment strategies and risks  29

               Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk.

The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Particularly in the area of technology, many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 30 Janus Equity Funds

2. HOW DOES THE NONDIVERSIFIED STATUS OF JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL SITUATIONS FUND, JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY FUND AFFECT THEIR RISK?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which Janus Global Technology Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility.

               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio. Although Janus Global Technology Fund does not "concentrate" in a specific group of industries, it may at

            Investment objectives, principal investment strategies and risks  31 times have significant exposure to companies in a variety of technology-related industries.

4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

               The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Fund's performance could suffer.

5. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               The Funds may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries,

 32 Janus Equity Funds
                 there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

               High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

            Investment objectives, principal investment strategies and risks  33

7. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Funds believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 34 Janus Equity Funds

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                                                                              35

Janus Equity Funds

                   Shareholder's
                   Manual

                   This section will help you become
                   familiar with the different types
                   of accounts you can establish with
                   Janus. It also explains in detail
                   the wide array of services and
                   features you can establish on your
                   account, as well as account
                   policies and fees that may apply
                   to your account. Account policies
                   (including fees), services and
                   features may be modified or
                   discontinued without shareholder
                   approval or prior notice.

                                                    [JANUS LOGO]

HOW TO GET IN TOUCH WITH JANUS

               Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

               100 Fillmore Street, Suite 100
               Denver, CO 80206

               3773 Cherry Creek North Drive, Suite 101
               Denver, CO 80209

 QUICK ADDRESS AND TELEPHONE REFERENCE
--------------------------------------------------------------------------------

  MAILING ADDRESS                               JANUS XPRESSLINE(TM)
  Janus                                         1-888-979-7737
  P.O. Box 173375                               For 24-hour access to account
  Denver, CO 80217-3375                         and fund information,
                                                exchanges, purchases and
  FOR OVERNIGHT CARRIER                         redemptions, automated daily
  Janus                                         quotes on fund share prices,
  Suite 101                                     yields and total returns.
  3773 Cherry Creek North Drive
  Denver, CO 80209-3811                         TDD
                                                1-800-525-0056
  INVESTOR SERVICE REPRESENTATIVES              A telecommunications device
  If you have any questions while reading       for our hearing- and
  this Prospectus, please call one of our       speech-impaired shareholders.
  Investor Service Representatives at
  1-800-525-3713 Monday-Friday: 8:00            JANUS LITERATURE LINE
  a.m.-8:00 p.m., and Saturday: 10:00           1-800-525-8983
  a.m.-4:00 p.m., New York time.                To request a prospectus,
                                                shareholder reports or
  JANUS INTERNET ADDRESS                        marketing materials 24 hours a
  janus.com                                     day.

 38 Janus Equity Funds

MINIMUM INVESTMENTS*
---------------------------------------------

To open a new regular account        $2,500
To open a new retirement,
education or UGMA/UTMA account       $  500
To open a new regular account with
an Automatic Investment Program      $  500**
To add to any type of an account     $  100+

 * The Funds reserve the right to
   change the amount of these
   minimums from time to time or
   to waive them in whole or in
   part for certain types of
   accounts.
** An Automatic Investment Program
   requires a $100 minimum
   automatic investment per month
   until the account balance
   reaches $2,500.
 + The minimum subsequent
   investment for IRA UGMA/UTMA
   accounts is $50.

TYPES OF ACCOUNT OWNERSHIP

               If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713 or visit our Web site at janus.com to download an application.

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
               An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  39

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $12 for each taxpayer identification number no matter how many tax-deferred accounts you have with Janus. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

               The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

               TRADITIONAL AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS
               Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

 40 Janus Equity Funds

               EDUCATION IRA
               This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

               SIMPLIFIED EMPLOYEE PENSION PLAN
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

               SECTION 403(B)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT

               Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Funds are available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the addresses listed in the "Quick Address and Telephone Reference" on page 38.

                                                        Shareholder's manual  41

HOW TO PURCHASE SHARES

               PAYING FOR SHARES

               When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

               - Cash, credit cards, third party checks and credit card checks will not be accepted.

               - All purchases must be made in U.S. dollars.

               - Checks must be drawn on U.S. banks and made payable to Janus.

               - If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

               - If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

               - The Funds reserve the right to reject any specific purchase request.

               If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

               ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

               BY MAIL

               Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a

 42 Janus Equity Funds
               retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check made payable to Janus and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

               BY TELEPHONE

               This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

               BY WIRE

               Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

               BY INTERNET

               You must pre-establish the "Telephone Purchase of Shares Option" to make a purchase on our Web site at janus.com. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

                                                        Shareholder's manual  43

               AUTOMATIC INVESTMENT PROGRAMS

               Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

               AUTOMATIC MONTHLY INVESTMENT PROGRAM
               You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

               PAYROLL DEDUCTION
               If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

               SYSTEMATIC EXCHANGE
               With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

               On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

               IN WRITING

               To request an exchange in writing, please follow the instructions for written requests on page 48.

 44 Janus Equity Funds

               BY TELEPHONE

               All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day.

               BY SYSTEMATIC EXCHANGE

               As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               BY INTERNET

               Exchanges may also be made on our Web site at janus.com.

               EXCHANGE POLICIES

               - Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

               - Exchanges between existing accounts must meet the $100
                 subsequent investment requirement.

               - You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged

                                                        Shareholder's manual  45
                 in or known to engage in trading in excess of the limit above (including market timing transactions).

               - Exchanges between accounts will be accepted only if the
                 registrations are identical.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

               - Be sure that you read the prospectus for the fund into which you are exchanging.

               - An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES

               On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted. The redemption may be suspended for 10 days following an address change unless a signature guarantee is provided.

               IN WRITING

               To request a redemption in writing, please follow the instructions for written requests on page 48.

               BY TELEPHONE

               Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE") normally 4:00 p.m. New York time. You may also use Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a

 46 Janus Equity Funds
               day. (There is a daily limit of $100,000 per account for redemptions payable by check).

               BY INTERNET

               Redemptions may also be made on our Web site at janus.com.

               SYSTEMATIC REDEMPTION OPTION

               The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

               BY CHECK
               Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

               BY ELECTRONIC TRANSFER
               If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

               If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

               IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE, ON OUR WEB SITE, OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF

                                                        Shareholder's manual  47

               PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

               To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 38 and must include the following information:

               - the name of the Fund(s)

               - the account number(s)

               - the amount of money or number of shares being redeemed or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners

               - your daytime telephone number

               SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

               INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON
               Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

               UGMA OR UTMA
               Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

               SOLE PROPRIETOR, GENERAL PARTNER
               Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

               CORPORATION, ASSOCIATION
               Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate

 48 Janus Equity Funds
               resolution authorizing the signer to act must accompany the request.

               TRUST
               Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

               IRA
               Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE

               In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

               - You request a redemption by check that exceeds $100,000.

               - You would like the check made payable to anyone other than the shareholder(s) of record.

               - You would like the check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like the check mailed to an address other than the address of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

                                                        Shareholder's manual  49

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent or authorized designee). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

 50 Janus Equity Funds

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               JANUS XPRESSLINE(TM)

               Janus XpressLine, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases and redemptions in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus XpressLine is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

               JANUS WEB SITE

               Janus maintains a Web site located at JANUS.COM. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds' NAVs through the Web site. In order to engage in transactions on our Web site, you must authorize us to transmit account information online and accept online instructions (see janus.com and follow the procedures accordingly). You may also need to have bank account information, wire instructions or other options established on your account. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

               ACCOUNT MINIMUMS

               Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 39 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to

                                                        Shareholder's manual  51
               accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may

 52 Janus Equity Funds
               be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               SHARE CERTIFICATES

               Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Funds will issue share certificates upon written request only and reserve the right to charge a fee for this service. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

               TELEPHONE TRANSACTIONS

               You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, calling the Janus XpressLine or visiting our Web site.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

                                                        Shareholder's manual  53

               ADDRESS CHANGES

               To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-525-3713.

               STATEMENTS AND REPORTS

               Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. The Growth Funds distribute dividend information annually. The Combination Funds distribute dividend information quarterly.

               The Funds produce financial reports, which include a list of each of the Fund's portfolio holdings, semiannually and update their prospectus annually. To reduce expenses, the Funds may choose to mail only one report or prospectus to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses. The Funds reserve the right to charge a fee for additional statement and report requests.

 54 Janus Equity Funds

                                                         Management of the funds

INVESTMENT ADVISER

               Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES

               The Funds pay Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Funds spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):

                   Average Daily Net Assets of Funds      Annual Rate Percentage (%)
------------------------------------------------------------------------------------
                   First $300 Million                                0.75
                   Next $200 Million                                 0.70
                   Over $500 Million                                 0.65
------------------------------------------------------------------------------------

               Each Fund incurs expenses not assumed by Janus Capital including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 17 lists the actual management fees and total operating expenses of each Fund for the most recent fiscal year.

                                                     Management of the funds  55

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus Mercury Fund. He joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus he was the Chief
                   Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
                   is Chief Investment Officer of Janus Capital. He is
                   Executive Vice President and portfolio manager of Janus
                   Fund, which he has managed since 1986. He is also
                   Executive Vice President and a co-manager of Janus Venture Fund, which he has managed since February 1, 1997. Mr.
                   Craig previously managed Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Special Situations Fund, which he has managed since inception, and an assistant portfolio manager of Janus
                   Fund. He joined Janus Capital in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to managing Janus Special
                   Situations Fund.

 56 Janus Equity Funds

                   He obtained his Master of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker received the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Enterprise Fund. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff managed or co-managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and received the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Worldwide Fund. She is also Executive Vice President and co-manager of Janus Overseas Fund. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus
                   Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and received the Chartered Financial
                   Analyst designation.

WARREN B. LAMMERT
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Mercury Fund. Mr. Lammert joined Janus Capital in 1987 and has managed Janus Mercury Fund since its inception. He previously co-managed Janus Venture Fund from December
                   1993 to December 1996. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. Mr. Lammert received the Chartered Financial Analyst designation.

                                                     Management of the funds  57

C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Global Technology Fund, which he has managed since inception. He joined Janus Capital in 1991 as a research analyst and has consistently focused on companies in the technology industry. Mr. Lu has a Bachelor of Arts in History and a Bachelor of Arts in Economics from Yale University. Mr. Lu received the Chartered Financial
                   Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Global Life Sciences Fund, which he has managed since inception. He joined Janus Capital in 1991 as a research analyst and has focused on companies in the health care, pharmaceutical and biotechnology industries. Mr. Malley has a Bachelor of Science in Biology from Stanford
                   University and received the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Balanced Fund, which he has managed since January 1996, and Janus Equity Income Fund, which he has managed since inception. He is an assistant portfolio manager of Janus Fund. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and received the Chartered Financial Analyst designation.

 58 Janus Equity Funds

CLAIRE YOUNG
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Olympus Fund which she has managed since August 1997. She previously served as an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Ms.
                   Young joined Janus Capital in January 1992. She holds a Bachelor of Science in Electrical Engineering from Yale University and received the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is assistant portfolio manager of Janus Worldwide Fund. He is also Executive Vice President and co-manager of Janus Overseas Fund. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion and Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang received the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
                   is an assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse in the Mergers and Acquisitions area, performing corporate due diligence, and as an audit senior, analyzing financials for corporate clients. She received an undergraduate degree in Accounting from the University of Colorado. She is seeking the Chartered Financial Analyst designation.

                                                     Management of the funds  59

Other information

               SIZE OF FUNDS

               Although there is no present intention to do so, the Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               YEAR 2000

               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

 60 Janus Equity Funds

                                                         Distributions and taxes

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

DISTRIBUTION SCHEDULE

                                                   Dividends                      Capital Gains
                Growth Funds           Normally declared and paid in      Normally declared and paid in
                                       December                           December
                ---------------------------------------------------------------------------------------
                Combination            Normally declared and paid in      Normally declared and paid in
                  Funds                March, June, September and         December
                                       December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share. If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                     Distributions and taxes  61

               December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Funds at one of the addresses on page 38 or calling 1-800-525-3713. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

 62 Janus Equity Funds

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                                     Distributions and taxes  63

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 64 Janus Equity Funds

                                                            Financial highlights

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through 9 reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the SAI.

               FINANCIAL HIGHLIGHTS ARE NOT PRESENTED FOR JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY FUND BECAUSE THESE FUNDS DID NOT COMMENCE OPERATIONS UNTIL DECEMBER 31, 1998.

                                                        Financial highlights  65

JANUS FUND
----------------------------------------------------------------------------------------------------
                                                            Periods ending October 31st
                                                  1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD        $29.36     $26.65     $23.37     $19.62     $20.81
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                        (.02)       0.15       0.31       0.16       0.17
  3. Net gains or (losses) on securities (both
     realized and unrealized)                      3.70       5.69       4.23       3.99     (0.03)
  4. Total from investment operations              3.68       5.84       4.54       4.15       0.14
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)      (0.23)     (0.21)     (0.13)     (0.01)     (0.39)
  6. Dividends (in excess of net investment
     income)                                         --         --         --         --         --
  7. Distributions (from capital gains)          (4.84)     (2.92)     (1.13)     (0.39)     (0.94)
  8. Total distributions                         (5.07)     (3.13)     (1.26)     (0.40)     (1.33)
  9. NET ASSET VALUE, END OF PERIOD              $27.97     $29.36     $26.65     $23.37     $19.62
 10. Total return                                15.12%     24.18%     20.31%     21.62%      0.75%
 11. Net assets, end of period (in millions)    $20,721    $19,029    $15,313    $11,963     $9,647
 12. Average net assets for the period (in
     millions)                                  $20,777    $17,515    $13,753    $10,560     $9,339
 13. Ratio of gross expenses to average net
     assets                                       0.87%      0.87%      0.86%      0.87%        N/A
 14. Ratio of net expenses to average net
     assets                                       0.86%      0.86%      0.85%      0.86%      0.91%
 15. Ratio of net investment income/(loss) to
     average net assets                              --      0.85%      0.91%      1.25%      1.12%
 16. Portfolio turnover rate                        70%       132%       104%       118%       139%
-----------------------------------------------------------------------------------------------------

 66 Janus Equity Funds

JANUS ENTERPRISE FUND
------------------------------------------------------------------------------------------------
                                                        Periods ending October 31st
                                              1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $30.86     $31.19     $27.14     $24.43     $21.87
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                       --         --         --       0.52     (0.06)
  3. Net gains or (losses) on securities
     (both realized and unrealized)            3.43       0.95       5.85       3.09       3.18
  4. Total from investment operations          3.43       0.95       5.85       3.61       3.12
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                     --         --         --     (0.52)     (0.02)
  6. Dividends (in excess of net
     investment income)                          --         --         --         --         --
  7. Distributions (from capital gains)      (1.96)     (1.28)     (1.80)     (0.38)     (0.54)
  8. Total distributions                     (1.96)     (1.28)     (1.80)     (0.90)     (0.56)
  9. NET ASSET VALUE, END OF PERIOD          $32.33     $30.86     $31.19     $27.14     $24.43
 10. Total return                            11.79%      3.31%     22.43%     15.46%     14.56%
 11. Net assets, end of period (in
     millions)                                 $559       $552       $732       $459       $370
 12. Average net assets for the period (in
     millions)                                 $551       $614       $596       $408       $270
 13. Ratio of gross expenses to average
     net assets                               1.08%      1.07%      1.14%      1.26%        N/A
 14. Ratio of net expenses to average net
     assets                                   1.06%      1.04%      1.12%      1.23%      1.25%
 15. Ratio of net investment income/(loss)
     to average net assets                  (0.67%)    (0.61%)    (0.78%)      0.02%    (0.32%)
 16. Portfolio turnover rate                   134%       111%        93%       194%       193%
------------------------------------------------------------------------------------------------

                                                        Financial highlights  67

JANUS MERCURY FUND
------------------------------------------------------------------------------------------------
                                                        Periods ending October 31st
                                              1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $18.65     $18.20     $17.38     $14.12     $11.70
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                   (0.01)     (0.01)       0.14       0.16       0.02
  3. Net gains or (losses) on securities
     (both realized and unrealized)            4.07       2.82       2.74       3.37       2.40
  4. Total from investment operations          4.06       2.81       2.88       3.53       2.42
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                     --     (0.08)         --     (0.16)         --
  6. Dividends (in excess of net
     investment income)                      (0.04)         --         --         --         --
  7. Distributions (from capital gains)      (1.90)     (2.28)     (2.06)     (0.11)         --
  8. Total distributions                     (1.94)     (2.36)     (2.06)     (0.27)         --
  9. NET ASSET VALUE, END OF PERIOD          $20.77     $18.65     $18.20     $17.38     $14.12
 10. Total return                            24.75%     17.07%     18.18%     25.53%     20.68%
 11. Net assets, end of period (in
     millions)                               $2,368     $1,971     $2,002     $1,521       $596
 12. Average net assets for the period (in
     millions)                               $2,103     $2,046     $1,839     $1,116       $258
 13. Ratio of gross expenses to average
     net assets                               0.97%      0.98%      1.02%      1.14%        N/A
 14. Ratio of net expenses to average net
     assets                                   0.94%      0.96%      1.00%      1.12%      1.33%
 15. Ratio of net investment income/(loss)
     to average net assets                  (0.33%)      0.21%      0.45%      0.50%      0.25%
 16. Portfolio turnover rate                   105%       157%       177%       201%       283%
------------------------------------------------------------------------------------------------

 68 Janus Equity Funds

JANUS OLYMPUS FUND
-------------------------------------------------------------------------------------------
                                                             Periods ending October 31st
                                                             1998        1997      1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                   $18.41      $14.86      $12.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                      --        0.04        0.13
  3. Net gains or (losses) on securities (both realized
     and unrealized)                                          4.05        3.64        2.73
  4. Total from investment operations                         4.05        3.68        2.86
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                     --      (0.13)          --
  6. Dividends (in excess of net investment income)         (0.04)          --          --
  7. Distributions (from capital gains)                     (0.72)          --          --
  8. Total distributions                                    (0.76)      (0.13)          --
  9. NET ASSET VALUE, END OF PERIOD                         $21.70      $18.41      $14.86
 10. Total return*                                          23.10%      24.98%      23.83%
 11. Net assets, end of period (in millions)                  $947        $616        $432
 12. Average net assets for the period (in millions)          $774        $517        $276
 13. Ratio of gross expenses to average net assets**         1.01%       1.06%       1.17%
 14. Ratio of net expenses to average net assets**           0.98%       1.03%       1.15%
 15. Ratio of net investment income/(loss) to average
     net assets**                                          (0.21%)       0.26%       1.64%
 16. Portfolio turnover rate**                                123%        244%        303%
-------------------------------------------------------------------------------------------

(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  69

JANUS SPECIAL SITUATIONS FUND
------------------------------------------------------------------------------------
                                                                   Periods ending
                                                                    October 31st
                                                                  1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $14.08      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           --          --
  3. Net gains or (losses) on securities (both realized and
     unrealized)                                                   1.15        4.08
  4. Total from investment operations                              1.15        4.08
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                          --          --
  6. Dividends (in excess of net investment income)                  --          --
  7. Distributions (from capital gains)                          (0.66)          --
  8. Total distributions                                         (0.66)          --
  9. NET ASSET VALUE, END OF PERIOD                              $14.57      $14.08
 10. Total return*                                                8.49%      40.80%
 11. Net assets, end of period (in millions)                       $786        $334
 12. Average net assets for the period (in millions)               $716        $168
 13. Ratio of gross expenses to average net assets**              1.08%       1.20%
 14. Ratio of net expenses to average net assets**                1.05%       1.18%
 15. Ratio of net investment income/(loss) to average net
     assets**                                                   (0.49%)     (0.08%)
 16. Portfolio turnover rate**                                     117%        146%
------------------------------------------------------------------------------------

(1) Fiscal period from December 31, 1996 (inception) to October 31, 1997.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 70 Janus Equity Funds

JANUS WORLDWIDE FUND
----------------------------------------------------------------------------------------
                                                    Periods ending October 31st
                                             1998      1997      1996     1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $40.05    $34.60   $27.65   $27.00   $24.16
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                     1.26    (0.08)     0.49     0.81     0.15
  3. Net gains or (losses) on securities
     (both realized and unrealized)            3.01      7.73     7.79     1.39     3.34
  4. Total from investment operations          4.27      7.65     8.28     2.20     3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                 (1.35)    (0.15)   (0.26)   (0.54)   (0.27)
  6. Dividends (in excess of net
     investment income)                          --        --       --       --       --
  7. Distributions (from capital gains)      (1.45)    (2.05)   (1.07)   (1.01)   (0.38)
  8. Total distributions                     (2.80)    (2.20)   (1.33)   (1.55)   (0.65)
  9. NET ASSET VALUE, END OF PERIOD          $41.52    $40.05   $34.60   $27.65   $27.00
 10. Total return                            11.40%    23.34%   31.00%    8.89%   14.76%
 11. Net assets, end of period (in
     millions)                              $13,932   $10,358   $4,467   $1,804   $1,587
 12. Average net assets for the period (in
     millions)                              $13,078    $7,784   $2,953   $1,622   $1,244
 13. Ratio of gross expenses to average
     net assets                               0.92%     0.97%    1.02%    1.24%      N/A
 14. Ratio of net expenses to average net
     assets                                   0.90%     0.95%    1.01%    1.23%    1.12%
 15. Ratio of net investment income/(loss)
     to average net assets                    0.47%     0.65%    0.73%    0.99%    0.42%
 16. Portfolio turnover rate                    86%       79%      80%     142%     158%
----------------------------------------------------------------------------------------

                                                        Financial highlights  71

JANUS BALANCED FUND
----------------------------------------------------------------------------------------
                                                    Periods ending October 31st
                                              1998     1997     1996     1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $16.73   $15.20   $13.72   $12.17   $12.23
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                     0.33     0.36     0.33     0.61     0.27
  3. Net gains or (losses) on securities
     (both realized and unrealized)            2.00     2.88     2.22     1.52   (0.09)
  4. Total from investment operations          2.33     3.24     2.55     2.13     0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)  (0.35)   (0.36)   (0.26)   (0.58)   (0.24)
  6. Dividends (in excess of net investment
     income)                                     --       --       --       --       --
  7. Distributions (from capital gains)      (1.49)   (1.35)   (0.81)       --       --
  8. Total distributions                     (1.84)   (1.71)   (1.07)   (0.58)   (0.24)
  9. NET ASSET VALUE, END OF PERIOD          $17.22   $16.73   $15.20   $13.72   $12.17
 10. Total return                            15.48%   23.38%   19.39%   18.26%    1.51%
 11. Net assets, end of period (in
     millions)                                 $830     $360     $207     $125      $94
 12. Average net assets for the period (in
     millions)                                 $537     $283     $159     $107      $86
 13. Ratio of gross expenses to average net
     assets                                   1.03%    1.12%    1.23%    1.35%      N/A
 14. Ratio of net expenses to average net
     assets                                   1.01%    1.10%    1.21%    1.32%    1.42%
 15. Ratio of net investment income/(loss)
     to average net assets                    2.34%    2.63%    2.35%    2.52%    2.28%
 16. Portfolio turnover rate                    73%     139%     151%     185%     167%
-----------------------------------------------------------------------------------------

 72 Janus Equity Funds

JANUS EQUITY INCOME FUND
----------------------------------------------------------------------------------------
                                                            Periods ending October 31st
                                                            1998       1997      1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $13.98     $11.29     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.05       0.09       0.07
  3. Net gains or (losses) on securities (both realized
     and unrealized)                                         2.47       3.11       1.25
  4. Total from investment operations                        2.52       3.20       1.32
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.03)     (0.12)     (0.03)
  6. Dividends (in excess of net investment income)            --         --         --
  7. Distributions (from capital gains)                    (0.88)     (0.39)         --
  8. Total distributions                                   (0.91)     (0.51)     (0.03)
  9. NET ASSET VALUE, END OF PERIOD                        $15.59     $13.98     $11.29
 10. Total return*                                         19.21%     29.46%     13.20%
 11. Net assets, end of period (in millions)                 $201        $74        $30
 12. Average net assets for the period (in millions)         $134        $46        $21
 13. Ratio of gross expenses to average net assets**        1.21%      1.48%      1.79%
 14. Ratio of net expenses to average net assets**          1.18%      1.45%      1.71%
 15. Ratio of net investment income/(loss) to average net
     assets**                                               0.41%      0.62%      3.09%
 16. Portfolio turnover rate**                               101%       180%       325%
----------------------------------------------------------------------------------------

(1) Fiscal period from June 28, 1996 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  73

JANUS GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------
                                                    Periods ending October 31st
                                              1998     1997     1996     1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $25.07   $20.05   $18.13   $14.69   $15.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                     0.08     0.01     0.16     0.11     0.19
  3. Net gains or (losses) on securities
     (both realized and unrealized)            3.72     6.98     4.01     3.43   (0.31)
  4. Total from investment operations          3.80     6.99     4.17     3.54   (0.12)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)  (0.04)   (0.11)   (0.08)   (0.10)   (0.10)
  6. Dividends (in excess of net investment
     income)                                     --       --       --       --       --
  7. Distributions (from capital gains)      (2.38)   (1.86)   (2.17)       --   (0.33)
  8. Total distributions                     (2.42)   (1.97)   (2.25)   (0.10)   (0.43)
  9. NET ASSET VALUE, END OF PERIOD          $26.45   $25.07   $20.05   $18.13   $14.69
 10. Total return                            16.73%   37.78%   25.56%   24.20%  (0.76%)
 11. Net assets, end of period (in
     millions)                               $2,819   $1,889   $1,033     $583     $490
 12. Average net assets for the period (in
     millions)                               $2,479   $1,416     $773     $498     $500
 13. Ratio of gross expenses to average net
     assets                                   0.96%    0.98%    1.05%    1.19%      N/A
 14. Ratio of net expenses to average net
     assets                                   0.94%    0.96%    1.03%    1.17%    1.22%
 15. Ratio of net investment income/(loss)
     to average net assets                    0.33%    0.30%    0.70%    1.11%    1.26%
 16. Portfolio turnover rate                    95%     127%     153%     195%     123%
---------------------------------------------------------------------------------------

 74 Janus Equity Funds

                                                    Glossary of investment terms

               This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date, such securities have specific maturities and usually a specific rate of interest or on original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  75

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn

 76 Janus Equity Funds
               must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  77

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

 78 Janus Equity Funds

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  79
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[JANUS LOGO]

          1-800-525-3713
          P.O. Box 173375
          Denver, Colorado 80217-3375
          janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-525-3713 or visiting our Web site at janus.com. In the Funds' Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review the Funds' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

              Investment Company Act File No. 811-1879

  PCEQ0599